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Exhibit 3.1

RESTATED ARTICLES OF ORGANIZATION OF REGISTRANT, AS AMENDED

The Commonwealth of Massachusetts
JOHN F. X. DAVOREN
Secretary of the Commonwealth
STATE HOUSE, BOSTON, MASS.

RESTATED ARTICLES OF ORGANIZATION

General Laws, Chapter 156B, Section 74

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, George B. Rockwell	, President/and
Winthrop B. Walker	, Clerk of

State Street Boston Financial Corporation
(Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted on June 11, 1970, by written consent of the holder of

100	shares of	Common Stock	out of	100	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding,
		(Class of Stock)

being all of the stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:-

  1.
  The name by which the corporation shall be known is:-
          State Street Boston Financial Corporation

  2.
  The purposes for which the corporation is formed are as follows:-
          See Continuation Sheet 2A.

Note:
Provisions for which the space provided under articles 2, 4, 5, and 6 is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each article where the provision is set out. Continuation sheets shall be on 8 1/2" wide × 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

3.
The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

		WITH PAR VALUE
CLASS OF STOCK	WITHOUT PAR VALUE NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE
Preferred	700,000	0	—
Common	0	3,500,000	$10

  *4.
  If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

  See Continuation Sheet 4A

  *5.
  The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

  None

  *6.
  Other lawful provision, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

  See Continuation Sheets 6A, 6B, and 6C.

*
If there are no such provisions, state "None".

CONTINUATION SHEET 2A

        To acquire, hold, dispose of and otherwise deal in and with securities (including but not limited to stocks, shares, evidences of beneficial interest, evidences of indebtedness and evidences of any right to subscribe for or purchase or sell any thereof), and any interest therein, issued or created by or evidencing or representing any interest in any one or more banks, trust companies, other corporations, associations, trusts, firms, partnerships, governments, governmental or political units, instrumentalities, subdivisions, agencies or authorities, or other organizations, persons or entities, public or private; and

        To engage in any other lawful business or activity in which a corporation organized under the Business Corporation Law of Massachusetts is permitted to engage.

CONTINUATION SHEET 4A

        The board of directors is authorized, subject to the limitations prescribed by law and these articles, to divide the Preferred Stock into two or more series and to establish and designate each series and fix and determine the variations in the relative rights and preferences as between the different series, provided that all shares of the Preferred Stock shall be identical except that there may be variations fixed and so determined between different series as to:

          (a)   The number of shares constituting each series and the distinctive designation of that series;

          (b)   Whether or not the shares of any series shall be redeemable and, if redeemable, the price (which may vary under different conditions and at different redemption dates), the terms and the manner of redemption, including the date or dates on or after which they shall be redeemable;

          (c)   The dividend rate on the shares of each series, the conditions and dates upon which dividends thereon shall be payable, the extent, if any, to which dividends thereon shall be cumulative, and the relative rights of preference, if any, of payment of dividends thereon;

          (d)   The rights of each series on liquidation, voluntary or involuntary, including dissolution or winding up of the corporation;

          (e)   The sinking fund or purchase fund provisions, if any, applicable to each series, including without limitation the annual amount thereof and the terms relating thereto;

          (f)    The conversion rights, if any, of each series, including the terms and conditions of conversion, which terms and conditions may contain provisions for adjustment of the conversion rate in such events as the board of directors shall determine; and

          (g)   The conditions under which each series shall have separate voting rights or no voting rights, in addition to the voting rights provided by law.

CONTINUATION SHEET 6A

By-laws

        The board of directors is authorized to make, amend or repeal the by-laws of the corporation in whole or in part, except with respect to any provision thereof which by law, by these articles of organization or by the by-laws requires action by the stockholders.

Place of Meetings of the Stockholders

        Meetings of the stockholders may be held anywhere in the United States.

Partnership

        The corporation may be a partner in any business enterprise which the corporation would have power to conduct by itself.

Indemnification of Directors, Officers and Others

        The corporation shall indemnify each person who is or was a director, officer, employee or other agent of the corporation, and each person who is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action

CONTINUATION SHEET 6B

was in the best interests of the corporation. Expenses, including but not limited to counsel fees and disbursements, so incurred by any such person in defending any such action, suit or proceeding, may be paid from time to time by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder.

        As to any matter disposed of by settlement by any such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested person, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such officer, director, employee, agent or trustee of any amounts paid to him or on his behalf as indemnification in accordance by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.

        The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent or trustee may be entitled or which may lawfully be granted to him. As used herein, the terms "director", "officer", "employee", "agent" and "trustee" include their respective executors, administrators and other legal representatives, an "interested" person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.

        By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the

CONTINUATION SHEET 6C

corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

Intercompany Transactions

        No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other organization of which one or more of its directors or officers are directors, trustees or officers, or in which any of them has any financial or other interest, shall be void or voidable, or in any way affected, solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes, approves or ratifies the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (a)   The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee which authorizes, approves or ratifies the contract or transaction, and the board or committee in good faith authorizes, approves or ratifies the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (b)   The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the stockholders; or

          (c)   The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee thereof which authorizes, approves or ratifies the contract or transaction. No director or officer of the corporation shall be liable or accountable to the corporation or to any of its stockholders or creditors or to any other person, either for any loss to the corporation or to any other person or for any gains or profits realized by such director or officer, by reason of any contract or transaction as to which clauses (a), (b) or (c) above are applicable.

        *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 3 and 4

(*If there are no such amendments, state "None".)

Article Three is amended by increasing the authorized capital stock of this corporation by

  (a)
  3,485,000 shares of Common Stock, $10 par value, to a total of 3,500,000 shares; and

  (b)
  700,000 shares of Preferred Stock, without par value.

Article Four is amended by the addition of provisions authorizing the Board of Directors to divide the Preferred Stock into two or more series and to establish and designate each series and fix and determine the variations in the relative rights and preferences as between the different series.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have signed our names this 11th day of June in the year 1970.

/s/ GEORGE B. ROCKWELL	President
/s/ WINTHROP B. WALKER	Clerk

THE COMMONWEALTH OF MASSACHUSETTS

RESTATED ARTICLES OF ORGANIZATION
(General Laws, Chapter 156B, Section 74)

    I hereby approve the within restated articles of organization and, the filing fee in the amount of $24,550.00 having been paid, said articles are deemed to have been filed with me this 15th day of June, 1970.

/s/ JOHN F.X. DAVOREN Secretary of the Commonwealth State House, Boston, Mass.

        [STAMP]

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

TO:
Jerome E. Andrews, Jr., Esq.
Choate, Hall & Stewart
28 State Street
Boston, Massachusetts 02109
Tel: 227-5020

Copy Mailed MON 7.8.70

The Commonwealth of Massachusetts

Secretary of the Commonwealth
STATE HOUSE, BOSTON, MASS.
02133
 ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

        This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Peter S. Maher	Senior Vice President, and
	Dean W. Harrison	Clerk of
STATE STREET BOSTON FINANCIAL CORPORATION (Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 20, 1977, by vote of

1,664,380	shares of	Common	out of	2,280,323	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon

  For amendments adopted pursuant to Chapter 156B. Section 70
  For amendments adopted pursuant to Chapter 156B. Section 71

NOTE: Amendment for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be an 8 1/2" wide × 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

VOTED: to change the name of the STATE STREET BOSTON FINANCIAL CORPORATION to STATE STREET BOSTON CORPORATION.

CONSENT

        On April 20, 1977, the stockholders of State Street Boston Financial Corporation voted to change the name of said corporation to State Street Boston Corporation.

        The undersigned hereby consent to said corporation's change of name to State Street Boston Corporation.

STATE STREET BOSTON LEASING COMPANY, INC. 225 Franklin Street Boston, Massachusetts 02101
Date 4/20/77	By	/s/ [ILLEGIBLE] EXECUTIVE VICE PRESIDENT
	Its	SENIOR MANAGER
STATE STREET BOSTON CREDIT COMPANY, INC. 225 Franklin Street Boston, Massachusetts 02101
Date 4/20/77	By	/s/ PETER S MAHER
	Its	General Manager
STATE STREET BOSTON SECURITIES SERVICES CORP. 40 Exchange Place New York, New York
Date 4/20/77	By	/s/ [ILLEGIBLE]
	Its	President

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twentieth day of April, in the year 1977

/s/ PETER S. MAHER	Senior Vice President
/s/ DEAN W. HARRISON	Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

    I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid, said articles are deemed to have been filed with me this 3rd day of May, 1977.

[STAMP]	/s/ PAUL GUZZI Secretary of the Commonwealth State House, Boston, Mass.

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT

    TO:
    Paul F. Lorenz
    State Street Bank & Trust Co.
    225 Franklin Street
    Boston, MA 02101

Copy Mailed MAY 6 1977

The Commonwealth of Massachusetts
MICHAEL JOSEPH CONNOLLY Secretary of State ASHBURTON PLACE, BOSTON, MASS. 02108 ARTICLES OF AMENDMENT General Laws, Chapter 156B, Section 72	FEDERAL INDENTIFICATION No. 04-2456637

        This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Robert J. Malley	Senior Vice President, and
	Christoph H. Schmidt	Clerk of

State Street Boston Corporation
(Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02110 do hereby certify that the following amendments to the articles of organization of the corporation were duly adopted at a meeting held on April 21, 1982, by vote of

1,315,382	shares of	Common Stock	out of	2,111,476	shares outstanding, on Vote 1
		(Class of Stock)
1,089,224	shares of	Common Stock	out of	2,111,476	shares outstanding, on Vote 2 and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)

    being at least a majority of each class outstanding and entitled to vote thereon:- /1/

(Vote 1)	VOTED: That Article 3 of the Articles of Organization of this Corporation is hereby amended to increase the number of authorized shares of Common Stock, $10 par value, of the Corporation from 3,500,000 to 7,000,000; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Common Stock, $10 par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as stock dividends, as may be determined from time to time by the Board of Directors.

  For amendments adopted pursuant to Chapter 156B, Section 70
  For amendments adopted pursuant to Chapter 156B, Section 71

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is

(-0- shares preferred)
with par value
(3,500,000 shares common)
(700,000 shares preferred)
without par value
(-0- shares common)

The amount of additional capital stock authorized is

(-0- shares preferred)
with par value
(3,500,000 shares common)
(2,800,000 shares preferred)
without par value
(-0- shares common)
(Vote 2)	VOTED: That Article 3 of the Articles of Organization of this Corporation is hereby amended to increase the number of authorized shares of Preferred Stock, no par value, of the Corporation from 700,000 to 3,500,000; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Preferred Stock, no per value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as stock dividends, as may be determined from time to time by the Board of Directors.

        The foregoing amendments will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this eleventh day of May, in the year 1982

/s/ ROBERT J. MALLEY	Senior Vice President
/s/ CHRISTOPHER H. SCHMIDT	Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

    I hereby approve the within articles of amendment and the filing fee in the amount of $45,500.00 having been paid, said articles are deemed to have been filed with me this 12th day of May, 1982.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY MICHAEL JOSEPH CONNOLLY Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT

    TO
    Mr. Robert J. Malley, S.V.P.
    State Street Boston Corp.
    225 Franklin Street—4th Floor
    Boston, MA 02101

    Telephone: (617) 786-3104

Copy Mailed MAY 19 1982

The Commonwealth of Massachusetts MICHAEL JOSEPH CONNOLLY Secretary of State ONE ASHBURTON PLACE, BOSTON, MASS. 02108 ARTICLES OF AMENDMENT General Laws, Chapter 156B, Section 72	FEDERAL IDENTIFICATION NO. 04-2456637

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	William S. Edgerly	President, and
	Robert J. Malley	Secretary of

State Street Boston Corporation
(Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02110 do hereby certify that the following amendments to the articles of organization of the corporation were duly adopted at a meeting held on April 20, 1983, by vote of Common Stock

3,223,000	shares of	$10.00 par value	out of	4,311,465	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon:-/1/

VOTED:
That Article 3 of the Corporation's Articles of Organization be amended to change the authorized common stock from 7,000,000 shares having a par value of $10.00 per share to 14,000,000 shares having a par value of $1.00 per share; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Common Stock, $1 par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as such stock dividends, as may be determined from time to time by the Board of Directors."

  For amendments adopted pursuant to Chapter 156B, Section 70
  For amendments adopted pursuant to Chapter 156B, Section 71

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is

( shares preferred)
with par value
( shares common)
( shares preferred)
without par value
( shares common)

The amount of additional capital stock authorized is

( shares preferred)
with par value
( shares common)
( shares preferred)
without par value
( shares common)

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 21st day of April, in the year 1983.

/s/ WILLIAM S. EDGERLY	President
/s/ ROBERT J. MALLEY	Secretary

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

    I hereby approve the within articles of amendment and the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 22nd day of April, 1983.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY MICHAEL JOSEPH CONNOLLY Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT

    TO
    Mr. Robert J. Malley, S.V.P.
    State Street Boston Corporation
    225 Franklin Street
    Boston, MA 02101

    Telephone: (617) 786-3104

Copy Mailed APR 28 1983

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108
 ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72	FEDERAL IDENTIFICATION No. 04-2456637

        This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	William S. Edgerly	, President, and
	Robert J. Malley	Secretary & Clerk of

STATE STREET BOSTON CORPORATION
(Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following amendment to the articles of organization of the Corporation was duly adopted at a meeting held on April 17, 1985, by vote of

6,669,209	shares of	Common Stock	out of	8,241,453	shares outstanding.
		$1 par(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon:- /1/

        "VOTED: That Article 3 of the Articles of Organization be amended to increase the authorized number of shares of Common Stock of the Corporation, $1 par value, from 14 million to 28 million."

  For amendments adopted pursuant to Chapter 156B, Section 70
  For amendments adopted pursuant to Chapter 156B, Section 71

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	-0-	14,000,000	$1
PREFERRED	3,500,000	-0-

CHANGE the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	-0-	28,000,000	$1
PREFERRED	3,500,000	-0-

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

        IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 25th day of April, in the year 1985.

/s/ WILLIAM S. EDGERLY	President
/s/ ROBERT J. MALLEY	Secretary & Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

    I hereby approve the within articles of amendment and the filing fee in the amount of $7,000.00 having been paid, said articles are deemed to have been filed with me this 29th day of April, 1985.

[STAMP]	/s/ MICHAEL JOSEPH CONNOLLY MICHAEL JOSEPH CONNOLLY Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT

    TO:
    Robert J. Malley, S.V.P. & General Counsel
    State Street Boston Corporation
    225 Franklin Street
    Boston, MA 02101

    Telephone (617) 654-3104

Copy Mailed

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108
 ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72	FEDERAL IDENTIFICATION NO. 04-2456637

        This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	David A. Spina	Executive Vice President, and
	Robert J. Malley	Secretary & Clerk of

STATE STREET BOSTON CORPORATION
(Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 16, 1986, by vote of

14,092,857	shares of	Common Stock	out of	17,216,198	shares outstanding.
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)

  being at least a majority of each class outstanding and entitled to vote thereon:-/1/

        "VOTED: That Article 3 of the Articles of Organization be amended to increase the authorized number of shares of Common Stock of the Corporation, $1 par value, from 28 million to 56 million."

  For amendments adopted pursuant to Chapter 156B, Section 70.
  For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	-0-	28,000,000	$1
PREFERRED	3,500,000	-0-

CHANGE the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	-0-	56,000,000	$1
PREFERRED	3,500,000	-0-

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 9th day of May, in the year 1986.

/s/ David A. Spina	Executive Vice President
/s/ Robert J. Malley	Clerk and Secretary

THE COMMONWEALTH OF MASSACHUSETTS
ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

    I hereby approve the within articles of amendment and the filing fee in the amount of $14,000.00 having been paid, said articles are deemed to have been filed with me this 9th day of May, 1986.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY MICHAEL JOSEPH CONNOLLY Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT

    TO
    Mr. Robert J. Malley, Secretary & Clerk
    State Street Boston Corporation
    225 Franklin Street
    Boston, MA 02101

    Telephone: (617) 654-3104

Copy Mailed

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108
 ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72	FEDERAL IDENTIFICATION NO. 04-2456637

        This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	David A. Spina	Executive Vice President, and
	Robert J. Malley	Secretary & Clerk of

STATE STREET BOSTON CORPORATION
(Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02101 do hereby certify that the following amendments to the articles of organization of the corporation were duly adopted at a meeting held on April 15, 1987, by vote of

27,682,822	shares of	Common Stock	out of	35,116,000	shares outstanding, Amendment #1
		(Class of Stock)
27,501,803	shares of	Common Stock	out of	35,116,000	shares outstanding, Amendment #2
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)
being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:-/2/

  AMENDMENT #1

        "VOTED: That Article 6 of the Corporation's Articles of Organization be amended to add the following new paragraph pursuant to the Business Corporation of Massachusetts:

(See Continuation Sheet 1A, attached)

  For amendments adopted pursuant to Chapter 156B, Section 70
  For amendments adopted pursuant to Chapter 156B, Section 71

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE

CHANGE the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE

STATE STREET BOSTON CORPORATION

Continuation Sheet 1A
Amendment # 1 (continued)

"Liability of Directors

        A director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability, provided, however, that this paragraph of Article Six shall not eliminate the liability of a director to the extent such liability is imposed by applicable law (i) for any breach of the director's duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for paying a dividend, approving a stock repurchase or making loans which are illegal under certain provisions of Massachusetts law, as the same exists or hereafter may be amended. If Massachusetts law is hereafter amended to authorize the further limitation of the legal liability of the directors of this corporation, the liability of the directors shall then be deemed to be limited to the fullest extent then permitted by Massachusetts law as so amended. Any repeal or modification of this paragraph of this Article Six which may hereafter be effected by the stockholders of this corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director for acts or omissions prior to such repeal or modification."

Continuation Sheet 2A

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

        The corporation shall to the fullest extent legally permissible indemnify each person who is or was a director, officer, employee or other agent of the corporation and each person who is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise or organization against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation (any person serving another organization in one or more of the indicated capacities at the request of the corporation who shall not have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of such other organization shall be deemed so to have acted in good faith with respect to the corporation) or to the extent that such matter relates to service with respect to an employee benefit plan, in the best interest of the participants or beneficiaries of such employee benefit plan. Expenses, including but not limited to counsel fees and disbursements, or incurred by any such person in defending any such action, suit or proceeding, shall be paid from time to time by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder.

        If, in an action, suit or proceeding brought by or in the name of the corporation, a director of the corporation is held not liable for monetary damages, whether because that director is relieved of personal liability under the provisions of this Article Six of the Articles of Organization, or otherwise, that director shall be deemed to have met the standard of conduct set forth above and to be entitled to indemnification for expenses reasonably incurred in the defense of such action, suit or proceeding.

        As to any matter disposed of by settlement by such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested person, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such director, officer, employee, agent or trustee of any amounts paid to him or on his behalf as indemnification in accordance with the preceding sentence if such person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.

        The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent or trustee may be entitled or which may lawfully be granted to him. As used herein, the terms "director", "officer", "employee", "agent", and "trustee" include their respective executors, administrators and other legal representatives, an "interested" person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.

        By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise or organization against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

Amendment #2

  VOTED: That Article 6 of the Articles of Organization be further amended and restated with respect to indemnification to read as follows:

(See Continuation Sheet 2A, attached)

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

        IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twenty-fourth day of April, in the year 1987.

/s/ DAVID A SPINA	Executive Vice President
/s/ ROBERT J. MALLEY	Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

    I hereby approve the within articles of amendment and the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 1st day of May, 1987.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY MICHAEL JOSEPH CONNOLLY Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT

    TO
    Mr. Robert J. Malley, Secretary & Clerk
    State Street Boston Corporation
    225 Franklin Street
    Boston, MA 02101

    Telephone: (617) 654-3104

Copy Mailed

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS.02108
 CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
A SERIES OF A CLASS OF STOCK
General Laws, Chapter 1568, Section 26	FEDERAL IDENTIFICATION No. 04-2456637
We,	Robert J. Malley,	Vice President, and
	Robert J. Malley,	Clerk of

located at 225 Franklin Street, Boston, MA 02110 do hereby certify that a meeting of the directors of the corporation held on September 15,1988, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:-

See continuation sheets numbered 2A through 2A-7

NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" X 11". Only one side should be used.

VOTED: That pursuant to the authority to granted and vested in the Board of Directors in accordance with the provisions of the Articles of Organization, as amended to date, the Board of Directors hereby creates a series of Preferred Stock, without par value, of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof (in addition to the provisions set forth in the Articles of Organization which are applicable to the Preferred Stock of all classes and series), as set forth in the Certificate of Designation, Preferences and Rights comprising Exhibit A to the Rights Agreement, which is attached hereto and incorporated herein by reference; and

Exhibit A

CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

STATE STREET BOSTON CORPORATION

(Pursuant to Section 26 of the
Massachusetts Business Corporation Law)

        State Street Boston Corporation, a corporation organized and existing under the Business Corporation Law of the Commonwealth of Massachusetts (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 26 of the Business Corporation Law at a meeting duly called and held on September 15, 1988:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Articles of Organization, the Board of Directors hereby creates a series of Preferred Stock, without par value (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof (in addition to any provisions set forth in the Articles of Organization of the Corporation which are applicable to the Preferred Stock of all classes and series) as follows:

        Series A Junior Participating Preferred Stock:

        Section 1.    Designation and Amount.    The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 400,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

        Section 2.    Dividends and Distributions.

          (A)  Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, $1 par value (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declared a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to received payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

        Section 3.    Voting Rights.    The holders of shares of Series A Preferred Stock shall the following voting rights:

          (A)  Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A

  Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C)  Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        Section 4.    Certain Restrictions.

          (A)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall been paid in full, the Corporation shall not:

              (i)  declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

             (ii)  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled:

            (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

            (iv)  redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5.    Reacquired Shares.    Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Organization, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

        Section 6.    Liquidation, Dissolution or Winding Up.    Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 7.    Consolidation, Merger, etc.    In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment herein-after set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 8.    No Redemption.    The shares of Series A Preferred Stock shall not be redeemable.

        Section 9.    Rank.    The Series A Preferred Stock shall rank junior with respect to the payment of dividends and the distribution of assets to all other series of the Corporation's Preferred Stock.

        Section 10.    Amendment.    The Articles of Organization of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of January, in the year 1992

/s/ ROBERT J. MALLEY Robert J. Malley	Senior Vice President
/s/ ROBERT J. MALLEY Robert J. Malley	Clerk

THE COMMONWEALTH OF MASSACHUSETTS

Certificate of Vote of Directors Establishing
A Series of a Class of Stock
(General Laws, Chapter 156B Section 26)

    I hereby approve the within certificate and, the filing fee in the amount of $100 having been paid, said certificate is hereby filed this 6th day of FEBRUARY 1992.

[STAMP]	/s/ MICHAEL JOSEPH CONNOLLY Michael Joseph Connolly Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF CERTIFICATE TO BE SENT

    TO:
    Robert J. Malley, Vice President & Clerk
    State Street Boston Corporation
    225 Franklin Street
    Boston, MA 02110

    Telephone 617-654-3104

Copy Mailed

The Commonwealth of Massachusetts
OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASS. 02108
 ARTICLES OF AMENDMENT
General Laws, Chapter 156B, Section 72	FEDERAL IDENTIFICATION NO. 04-2456637

        This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Marshall N. Carter Robert J. Malley	President, and Clerk of

State Street Boston Corporation
(Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts 02210 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 15, 1992, by vote of

31,180,121	shares of	Common Stock (Class of Stock)	out of	37,248,358	shares outstanding.
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding.
		(Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon:- /1/

        "VOTED: That Article 3 of the Restated Articles of Organization be amended to increase the authorized number of shares of Common Stock $1 par value, from 56 million to 112 million, and to authorize the Board of Directors to issue such shares from time to time for general corporate purposes."

  For amendments adopted pursuant to Chapter 156B, Section 70
  For amendments adopted pursuant to Chapter 156B, Section 71

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 × 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	-0-	56,000,000	$1
PREFERRED	3,500,000	-0-

CHANGE the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON	-0-	112,000,000	$1
PREFERRED	3,500,000	-0-

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 22nd day of April, in the year 1992.

/s/ MARSHALL N. CARTER Marshall N. Carter	President
/s/ ROBERT J. MALLEY Robert J. Malley	Clerk

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

    I hereby approve the within articles of amendment and, the filing fee in the amount of $56,000.00 having been paid, said articles are deemed to have been filed with me this 24th day of April, 1992.

[stamp]	/s/ MICHAEL JOSEPH CONNOLLY Michael Joseph Connolly Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT

    TO
    Mr. Robert J. Malley, Clerk
    State Street Boston Corporation
    225 Franklin Street—4th Floor
    Boston, MA 02101

    Telephone: (617) 654-3104

Copy Mailed

[LETTERHEAD OF STATE STREET]

April 16, 1997

BY HAND

Commonwealth of Massachusetts
Division of Corporations
Office of the State Secretary
One Ashburton Place, Room 1710
Boston, Massachusetts 02108

Re:
State Street Boston Corporation

Gentlemen:

        State Street Corporation is a wholly-owned subsidiary of State Street Boston Corporation and has no objection and hereby consents to the change of name of State Street Boston Corporation to State Street Corporation.

Very truly yours,
/s/ Evalyn Lipton Fishbein

Enclosure

FEDERAL IDENTIFICATION
No. 04-2456637

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

We,	David A. Spina	*President
and	John R. Towers	*Clerk
of	State Street Boston Corporation
(Exact name of corporation)

located at 225 Franklin Street, Boston, MA. 02110
                                                      (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

Articles 1 and 3
(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on April 16, 1997. by vote of

67,456,754	shares of	Common Stock	of	80,515,785	shares outstanding Vote 1
		(type, class & series, if any)
66,278,074	shares of	Common Stock	of	80,515,785	shares outstanding Vote 2 and
		(type, class & series, if any)
	shares of		of		shares outstanding
		(type, class & series, if any)

**
being at least a majority of each type, class or series outstanding and entitled to vote thereof

See Continuation Sheet.

* Delete the inapplicable words.
** Delete the inapplicable clause
/1/ For amendments adopted pursuant to Chapter 156B, Section 70
/2/ For amendments adopted pursuant to Chapter 156B, Section 71
Note: If the space provided under any article or there on this form is insufficient additions shall be set forth on one side only of separate 8 1/2 × 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	-0-	Common	112,000,000	$1
Preferred	3,500,000	Preferred	-0-

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	-0-	Common	250,000,000	$1
Preferred	3,500,000	Preferred	-0-

CONTINUATION SHEET

(Vote 1)	VOTED:	That Article 1 of the Restated Articles of Organization be amended to change the name of the Corporation from State Street Boston Corporation to State Street Corporation.
(Vote 2)	VOTED:
That Article 3 of the Restated Articles of Organization be amended to increase the number of authorized shares of Common Stock, $1 par value, from 112,000,000 to 250,000,000, and to authorize the issuance from time to time of the authorized and unissued shares of the Corporation by the Board of Directors.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:

SIGNED UNDER THE PENALTIES OF PERJURY, this 16th day of April, 1997.

/s/ David A. Spina	President
/s/ John R. Towers	Clerk

*
Delete the inapplicable words.

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

    I hereby approve the within Articles of Amendment and, the filing fee in the amount of $138,100.00 having been paid, said articles are deemed to have been filed with me this 16th day of April, 1997.

    Effective date:

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN Secretary of the Commonwealth

    [stamp]

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

      John R. Towers, Clerk
      State Street Corporation
      225 Franklin Street, M-4
      Boston, MA 02101

FEDERAL IDENTIFICATION
NO. 04-2456637

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT
(General Laws, Chapter 156B, Section 72)

We,	David A. Spina	*President
and	Maureen Scannell Bateman	*Clerk
of	State Street Corporation	,
(Exact name of corporation)

located at 225 Franklin Street, Boston, Massachusetts 02110                              ,
                                                      (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

Article 3
(Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on April 18, 2001, by vote of:

133,261,123	shares of	Common Stock	of	163,006,883	shares outstanding
		(type, class & series, if any)
	shares of		of		shares outstanding, and
		(type, class & series, if any)
	shares of		of		shares outstanding
		(type, class & series, if any)

/1/**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

See Continuation Sheet

* Delete the inapplicable words
** Delete the inapplicable clause
/1/ For amendment adapted pursuant to Chapter 156B. Section *0
/2/ For amendment adapted pursuant to Chapter 156B. Section -1
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 × 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	-0-	Common	250,000,000	$1
Preferred	3,500,000	Preferred	-0-

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	-0-	Common	500,000,000	$1
Preferred	3,500,000	Preferred	-0-

CONTINUATION SHEET

That Article 3 of the Restated Articles of Organization be amended to increase the number of authorized shares of Common Stock, $1 par value, from 250,000,000 to 500,000,000.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:

SIGNED UNDER THE PENALTIES OF PERJURY, this 18th day of April, 2001.

/s/ David A. Spina	President
/s/ Maureen Scannell Bateman	Clerk

*
Delete the inapplicable words.

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT
(General Laws, Chapter 156E, Section 72)

    I hereby approve the within Articles of Amendment and, the filing fee in the amount of $250,000 having been paid, said articles are deemed to have been filed with me this 18th day of April 2001.

    Effective date:

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN Secretary of the Commonwealth
[STAMP]

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

      Maureen Scannell Bateman, Clerk
      State Street Corporation
      255 Franklin Street
      Boston, Massachusetts 02110

      Telephone: (617) 786-3000

FEDERAL IDENTIFICATION
NO. 04-2456637

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

CERTIFICATE OF CORRECTION
(General Laws, Chapter 156B, Section 6A)

  1.
  Exact name of corporation: State Street Corporation

  2.
  Document to be corrected: Articles of Amendment

  3.
  The above mentioned document was filed with the Secretary of the Commonwealth on April 18, 2001

  4.
  Please state the inaccuracy or defect in said document:

      The Articles of Amendment were adopted by vote of:

      133,261,123 shares of Common Stock of 163,006,883 shares outstanding

  5.
  Please state corrected version of the document:

      The Articles of Amendment were adopted by vote of:

      133,263,771 shares of Common Stock of 163,006,883 shares outstanding

Note: This correction should be signed by the person(s) required by law to sign the original document.

SIGNED UNDER THE PENALTIES OF PERJURY, this 30th day of April, 2001.

/s/ David A. Spina	*President
/s/ Maureen Scannell Bateman	*Clerk

*Delete the inapplicable words.
Note: If the inaccuracy or defect to be corrected is not apparent on the face of the document, minutes of the meeting substantiating the error must be filed with the certificate. Additional information may be provided on separate 8 1/2 × 11 sheets of white paper with a left margin of at least 1 inch.

Articles of Amendment
(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34))

        State Street Corporation, having a registered office at 101 Federal Street, Boston, Massachusetts 02111, certifies as follows:

        FIRST, Article 4 of the Articles of Organization of the corporation, including the Certificate of Vote of Directors Establishing a Series of a Class of Stock, which was filed with the Secretary of State of the Commonwealth of Massachusetts as an amendment to such Article 4 on February 6, 1992, is amended by this Amendment.

        SECOND, this Amendment was duly adopted and approved on October 19, 2006 by the board of directors without shareholder approval and shareholder approval was not required.

        THIRD, Article 4 is hereby amended by (i) rescinding the designation of $400,000 shares of Preferred Stock as Series A Junior Participating Preferred Stock, (ii) reclassifying such shares as Preferred Stock and (iii) eliminating from the Articles of Organization all references to Series A Junior Participating Preferred Stock and the preferences, limitations and relative rights thereto.

        FOURTH:

          (a)   The total shares authorized prior to this Amendment was (i) 500,000,000 shares of Common Stock, par value $1.00 per share, and (ii) 3,500,000 shares of Preferred Stock, without par value.

          (b)   The total shares authorized upon the effectiveness of this Amendment is (i) 500,000,000 shares of Common Stock, par value $1.00 per share, and (ii) 3,500,000 shares of Preferred Stock, without par value.

        FIFTH, this Amendment will become effective on October 20, 2006 at 5:30 p.m. Boston time.

Signed by	/s/ Jeffrey N. Carp
(signature of authorized individual) Jeffrey N. Carp, Esq. Executive Vice President
      ☐
      Chairman of the board of directors,

      ☐
      President,

      ☒
      Other Officer,

      ☐
      Court-appointed fiduciary,

on this 19th day of October, 2006.

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

    I hereby certify that upon examination of these articles of amendment, it appears that the General Laws relative thereto have been complied with, and the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 20th day of October 2006, at 10:30 a.m./p.m.                                     time

Effective date:

      (must be within 90 days of date submitted)

/s/ William Francis Galvin WILLIAM FRANCIS GALVIN Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION

[STAMP]

Contact Information:

      Jeffrey N. Carp, Esq.
      c/o State Street Corporation
      State Street Financial Center
      One Lincoln Street
      Boston, Massachusetts 02111

      Telephone: (617) 664-5176
      Email: jcarp@statestreet.com

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

(1)	Exact name of corporation:	State Street Corporation
(2)	Registered office address:	155 Federal Street, Boston, Massachusetts 02111
(number, street, city or town, state, zip code)
(3)	These articles of amendment affect article(s): 3
(specify the number(s) of article(s) being amended (I-VI))
(4)	Date adopted:	April 18, 2007
(month, day, year)
(5)	Approved by:

        (check appropriate box)

  ☐
  the incorporators.

  ☐
  the board of directors without shareholder approval and shareholder approval was not required.

  ☒
  the board of directors and the shareholders in the manner required by law and the articles of organization.

(6)    State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

VOTED: That Article 3 of the Restated Articles of Organization be amended to increase the number of authorized shares of common stock, $1 par value, from 500,000,000 to 750,000,000.

To change the number of shares and the par value, *if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	-0-	Common	500,000,000	$1
Preferred	3,500,000	Preferred	-0-

Total authorized after amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common	-0-	Common	750,000,000	$1
Preferred	3,500,000	Preferred	-0-

(7)    The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

*
G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

Signed by:	/s/ Richard P. Jacobson (signature of authorized individual)
☐
Chairman of the board of directors,
☐
President,
☒
Other officer,
☐
Court-appointed fiduciary,

On this 18th day of April, 2007

COMMONWEALTH OF MASSACHUSETTS
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

    I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $150,000 having been paid, said articles are deemed to have been filed with me this 23rd day of April 2007, at 1:30 a.m./p.m.                                    time

Effective date:

      (must be within 90 days of date submitted)

/s/ William Francis Galvin WILLIAM FRANCIS GALVIN Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION

[STAMP]
Examiner	Contact Information:
Name Approval	Richard Jacobson, Assistant Secretary State Street Corporation One Lincoln Street
c	Boston, Massachusetts 02111 Telephone: (617) 664-3507 Email: rpjacobson@statestreet.com
m

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/com. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment
(General Laws Chapter 156D, Section 10.06: 950 CMR 113.34)

(1)	Exact name of corporation:
State Street Corporation

(2)	Registered office address:
155 Federal Street, Boston, Massachusetts 02110
(number, street, city or town, state, zip code)
(3)	These articles of amendment affect article(s):
One
(specify the number(s) of articles(s) being amended(I-VI))
(4)	Date adopted:	January 16, 2008
(month, day, year)
(5)	Approved by:

        (check appropriate box)

  ☐
  the incorporators.

  ☒
  the board of directors without shareholder approval and shareholder approval was not required.

  ☐
  the board of directors and the shareholders in the manner required by law and the articles of organization.
(6)
State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

That Article 4 of the Restated Articles of Organization be Amended to designate a Series A of preferred stock more particularly described on Exhibit A attached hereto and made a part hereof.

To change the number of shares and the par value, * if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

WITHOUT PAR VALUE			WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

        Total authorized after amendment:

WITHOUT PAR VALUE			WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(7)
The amendment shall be effective at the time and on the date approved by the Division, unless a letter effective date not more than 90 days from the date and time of filing is specified:

*
G.L. Chapter 156D eliminate the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and comment relative thereto.

Signed by:	/s/ David C. Phelan
(signature of authorized individual)
  ☐
  Chairman of the board of directors,

  ☐
  President,

  ☒
  Other officer,

  ☐
  Court-appointed fiduciary,

on this 24th day of January, 2008.

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Amendment
(General Laws Chapter 156D, Section 10.06; 950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $        having been paid, said articles are deemed to have been filed with me this                        day if                        , 20            , at                         a.m./p.m.

  time

Effective date:
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN
 Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

TO BE FILLED IN BY CORPORATION
Contact Information:

David C. Phelan
State Street Corporation
One Lincoln Street, Boston, Massachusetts 02111
Telephone:	(617) 786-3000
Email: dcphelan@statestreet.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

EXHIBIT A

CERTIFICATE OF DESIGNATION
OF
NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A
OF
STATE STREET CORPORATION

        (Pursuant to Section 6.02 of the Massachusetts Business Corporation Act)

        State Street Corporation, a corporation organized and existing under the Massachusetts Business Corporation Act of the Commonwealth of Massachusetts (the "Corporation"), in accordance with the provisions of Section 6.02 thereof, hereby certifies:

        The Executive Committee (the "Committee") of the Board of Directors of the Corporation, in accordance with the resolutions of the Board of Directors dated March 16, 2006, March 15, 2007 and December 13, 2007 and the provisions of the Articles of Organization, adopted the following resolutions creating a series of 5,001 shares of Preferred Stock of the Corporation designated as "Non-cumulative Perpetual Preferred Stock, Series A".

        RESOLVED, that pursuant to the authority vested in the Committee and in accordance with the resolutions of the Board of Directors dated March 16, 2006, March 15, 2007 and December 13, 2007 and the provisions of the Articles of Organization, a series of Preferred Stock, without par value, of the Corporation be and hereby is created, and that the designation and number of shares, and the preferences, limitations, and relative rights thereof are as follows:

        Section 1.    Designation and Number, Issue Date.    The series will be designated the "Non-cumulative Perpetual Preferred Stock, Series A" (hereinafter called the "Series A") and will initially consist of 5,001 shares. The number of shares constituting this Series may be increased from time to time in accordance with law up to the maximum number of shares of Preferred Stock authorized to be issued under the Articles of Organization less all shares at the time authorized of any other series of Preferred Stock as of the date hereof. Shares of this Series will be dated the date of issue. Shares of the Series A that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of Preferred Stock, shall, after such redemption, purchase or acquisition, have the status of authorized but unissued shares of preferred stock of the Corporation, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

        Section 2.    Definitions.    As used herein with respect to the Series A:

          (a)   "Articles of Organization" means the Articles of Organization of the Corporation, as may be amended from time to time, and shall include this Certificate of Designation.

          (b)   "Board of Directors" means the board of directors of the Corporation.

          (c)   "Bylaws" means the Bylaws of the Corporation, as may be amended from time to time.

          (d)   "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions and trust companies in New York, New York, Boston, Massachusetts or Wilmington, Delaware are permitted or required by any applicable law to close.

          (e)   "Calculation Agent" means, at any time, the person or entity appointed by the Corporation and serving as such agent at such time. The Corporation may terminate any such appointment and may appoint a successor agent at any time and from time to time, provided that the Corporation shall use its best efforts to ensure that there is, at all relevant times when the Series A is outstanding, a person or entity appointed and serving as such agent. The Calculation Agent may be a person or entity affiliated with the Corporation.

          (f)    "Certificate of Designation" means this Certificate of Designation relating to the Series A, as it may be amended from time to time.

          (g)   "Common Stock" means the common stock, par value $1.00 per share, of the Corporation.

          (h)   "Junior Stock" means the Common Stock and any other class or series of stock of the Corporation (other than the Series A) that ranks junior to the Series A either or both as to the payment of dividends and/or as to the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

          (i)    "London Banking Day" means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London, England.

          (j)    "Preferred Stock" means any and all series of Preferred Stock, having no par value, of the Corporation, including the Series A.

          (k)   "Reuters Screen LIBOR01 Page" means the display designated on the Reuters 3000 Xtra (or such other page as may replace that page on that service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

          (l)    "Three-month LIBOR," with respect to any Dividend Period, means the offered rate expressed as a percentage per annum for deposits in U.S. dollars for a three-month period commencing on the first day of such Dividend Period, as that rate appears on Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, on the second London Banking Day immediately preceding the first day of such Dividend Period.

          If Three-month LIBOR does not appear on Reuters Screen LIBOR01 Page, Three-month LIBOR shall be determined on the basis of the rates at which deposits in U.S. dollars for a three-month period, beginning on the first day of such Dividend Period, and in a principal amount of not less than $1,000,000 are offered to prime banks in the London interbank market by four major banks in that market selected by the Calculation Agent at approximately 11:00 A.M., London time, on the second London Banking Day immediately preceding the first day of such Dividend Period. The Calculation Agent shall request the principal London office of each of these banks to provide a quotation of its rate. If at least two quotations are provided, Three-month LIBOR for such Dividend Period shall be the arithmetic mean of such quotations (rounded upward if necessary to the nearest 0.00001 of 1%) of such quotations.

          If fewer than two quotations are provided as described in the preceding paragraph, Three-month LIBOR for such Dividend Period shall be the arithmetic mean (rounded upward if necessary to the nearest 0.00001 of 1%) of the rates quoted by three major banks in New York City selected by the Calculation Agent at approximately 11:00 A.M., New York City time, on the first day of such Dividend Period for loans in U.S. dollars to leading European banks for a three-month period, beginning on the first day of such Dividend Period, and in a principal amount of not less than $1,000,000.

          If fewer than three banks selected by the Calculation Agent to provide quotations are quoting as described in the preceding paragraph, Three-month LIBOR for such Dividend Period shall be the Three-month LIBOR in effect for the prior Dividend Period or in the case of the first Dividend Period, the most recent Three-month LIBOR that could have been determined had the Preferred Stock been outstanding.

          (m)  "Voting Parity Stock" means, with regard to any election or removal of a Preferred Stock Director (as defined in Section 6(b) below) or any other matter as to which the holders of Series A are entitled to vote as specified in Section 6 of this Certificate of Designation, any and all series of Preferred Stock (other than the Series A) that rank equally with the Series A as to the payment of dividends, whether bearing dividends on a non-cumulative or cumulative basis, and having voting rights equivalent to those described in Section 6(b).

        Section 3.    Dividends.

        (a)    Rate.    Holders of the Series A shall be entitled to receive, when, as and if declared by the Board of Directors (or a duly authorized committee of the Board of Directors) out of funds legally available therefor, non-cumulative cash dividends at the rate determined as set forth below in this Section 3 applied to the liquidation preference amount of $100,000 per share of Series A. Such dividends shall be payable in arrears (as provided below in this Section 3(a)), but only when, as and if declared by the Board of Directors (or a duly authorized committee of the Board of Directors), (a) if the shares of Series A are issued prior to March 15, 2011, on March 15 and September 15 of each year until March 15, 2011, and (b) thereafter, on March 15, June 15, September 15 and December 15 of each year (each a "Dividend Payment Date"); provided that if any such Dividend Payment Date on or after March 15, 2011 would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on the Series A on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day. If a Dividend Payment Date prior to March 15, 2011 is not a Business Day, the applicable dividend shall be paid on the first Business Day following that day without adjustment. Dividends on the Series A shall not be cumulative; holders of Series A shall not be entitled to receive any dividends not declared by the Board of Directors (or a duly authorized committee of the Board of Directors) and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend not so declared.

        Dividends that are payable on the Series A on any Dividend Payment Date will be payable to holders of record of the Series A as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day before such Dividend Payment Date or such other record date fixed by the Board of Directors (or a duly authorized committee of the Board of Directors) that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a "Dividend Record Date"). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

        Each dividend period (a "Dividend Period") shall commence on and include a Dividend Payment Date (other than the initial Dividend Period, which shall commence on and include the date of original issue of the Series A) and shall end on and include the calendar day preceding the next Dividend Payment Date. Dividends payable on the Series A in respect of a Dividend Period shall be computed by the Calculation Agent (i) if shares of Series A are issued prior to March 15, 2011, on the basis of a 360-day year consisting of twelve-30 day months until the Dividend Payment Date in March 2011 and (ii) thereafter, by multiplying the per annum dividend rate in effect for that Dividend Period by a fraction, the numerator of which will be the actual number of days in that Dividend Period and the denominator of which will be 360, and multiplying the rate obtained by $100,000. Dividends payable in respect of a Dividend Period shall be payable in arrears—i.e., on the first Dividend Payment Date after such Dividend Period.

        The dividend rate on the Series A, for each Dividend Period, shall be (a) if the shares of Series A are issued prior to March 15, 2011, a rate per annum equal to 8.250% until the Dividend Payment date in March 15, 2011, and (b) thereafter, a rate per annum that will be reset quarterly and shall be equal to Three-month LIBOR for such Dividend Period plus 4.990%, applied to the $100,000 liquidation preference per share.

        The Calculation Agent's determination of any dividend rate, and its calculation of the amount of dividends for any Dividend Period, will be maintained on file at the Corporation's principal offices and will be available to any shareholder upon request and will be final and binding in the absence of manifest error.

        Holders of the Series A shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series A as specified in this Section 4 (subject to the other provisions of this Certificate of Designation).

        (b)    Priority of Dividends.    So long as any share of Series A remains outstanding, no dividend shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than a dividend payable solely in Junior Stock), unless (i) full dividends for the then current Dividend Period on all outstanding shares of Series A have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside) and (ii) the Corporation is not in default on its obligation to redeem any shares of Series A that have been called for redemption. The Corporation and its subsidiaries shall not purchase, redeem or otherwise acquire, directly or indirectly, for consideration any shares of Common Stock or other Junior Stock (other than as a result of a reclassification of Junior Stock for or into other Junior Stock, or the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock and other than through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Stock) nor shall the Corporation pay or make available any monies for a sinking fund for the redemption of any shares of Common Stock or any other shares of Junior Stock during a Dividend Period, unless the full dividends for the most recently-completed Dividend Period on all outstanding shares of Series A have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside). The foregoing provision shall not restrict the ability of the Corporation, or any other affiliate of the Corporation to engage in any market-making transactions in Junior Stock in the ordinary course of business.

        On any Dividend Payment Date for which full dividends are not paid, or declared and funds set aside therefor, upon the Preferred Stock and other equity securities designated as ranking on a parity with the Series A as to payment of dividends ("Dividend Parity Stock"), all dividends paid or declared for payment on that Dividend Payment Date with respect to the Series A and the Dividend Parity Stock shall be shared (1) first ratably by the holders of any such shares who have the right to receive dividends with respect to Dividend Periods prior to the then- current Dividend Period for which such dividends were not declared and paid, in proportion to the respective amounts of the undeclared and unpaid dividends relating to prior Dividend Periods, and thereafter (2) by the holders of these shares on a pro rata basis.

        Subject to the foregoing, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors (or a duly authorized committee of the Board of Directors) may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and the Series A shall not be entitled to participate in any such dividends.

        Any class or series of preferred stock issued at any time by the Corporation that is entitled to receive dividends when, as and if declared by the Board of Directors (or a duly authorized committee of the Board of Directors) shall have, for any period when any shares of Series A is outstanding, the same dividend payment dates as the Dividend Payment Dates of the Series A.

        Section 4.    Liquidation Rights.

        (a)    Voluntary or Involuntary Liquidation.    In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Series A shall be entitled to receive, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to shareholders of the Corporation, and after satisfaction of all liabilities and obligations to creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to the Series A as to such distribution, in full an amount equal to $100,000 per share (the "Series A Liquidation Amount"), together with an amount equal to all dividends (if any) that have been declared but not paid prior to the date of payment of such distribution (but without any amount in respect of dividends that have not been declared prior to such payment date). After payment of the full amount of such liquidation distribution, the holders of Series A shall not be entitled to any further participation in any distribution of assets of the Corporation.

        (b)    Partial Payment.    If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay the Liquidation Preferences (as defined below) in full to all holders of Series A and all holders of any stock of the Corporation ranking equally with the Series A as to such distribution, the amounts paid to the holders of Series A and to the holders of all such other stock shall be paid pro rata in accordance with the respective aggregate

Liquidation Preferences of the holders of Series A and the holders of all such other stock. In any such distribution, the "Liquidation Preference" of any holder of stock of the Corporation shall mean the amount otherwise payable to such holder in such distribution (assuming no limitation on the assets of the Corporation available for such distribution), including an amount equal to any declared but unpaid dividends (and, in the case of any holder of stock other than the Series A and on which dividends accrue on a cumulative basis, an amount equal to any unpaid, accrued, cumulative dividends, whether or not declared, as applicable).

        (c)    Residual Distributions.    If the Liquidation Preference has been paid in full to all holders of Series A, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

        (d)    Merger, Consolidation and Sale of Assets Not Liquidation.    For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series A receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

        Section 5.    Redemption.

        (a)    Optional Redemption.    The Series A may not be redeemed by the Corporation prior to the later of March 15, 2011 and the date of original issue of the Series A. On or after that date, the Corporation, at its option, may redeem, in whole at any time or in part from time to time, the shares of Series A at the time outstanding, upon notice given as provided in Section 5(c) below, at a cash redemption price equal to $100,000 per share, together (except as otherwise provided herein) with an amount equal to any dividends that have been declared but not paid prior to the redemption date (but with no amount in respect of any dividends that have not been declared prior to such date). The redemption price for any shares of Series A shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

        (b)    No Sinking Fund.    The Series A will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series A will have no right to require redemption of any shares of Series A.

        (c)    Notice of Redemption.    Notice of every redemption of shares of Series A shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series A designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A. Notwithstanding the foregoing, if the Series A or any depositary shares representing interests in the Series A are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Series A at such time and in any manner permitted by such facility. Each such notice given to a holder shall state: (1) the redemption date; (2) the number of shares of Series A to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

        (d)    Partial Redemption.    In case of any redemption of only part of the shares of Series A at the time outstanding, the shares to be redeemed shall be selected either pro rata or by lot or in such other manner as the Board of Directors (or a duly authorized committee of the Board of Directors) may determine to be fair and equitable. Subject to the provisions hereof, the Corporation shall have full power and authority to prescribe the terms and conditions upon which shares of Series A shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

        (e)    Effectiveness of Redemption.    If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date, to the extent permitted by law, shall be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

        Section 6.    Voting Rights.

        (a)    General.    The holders of Series A shall not have any voting rights except as set forth below or as otherwise from time to time required by applicable law.

        (b)    Right To Elect Two Directors Upon Nonpayment Events.    If and whenever the dividends on the Series A and any other class or series of Voting Parity Stock have not been declared and paid in an aggregate amount (i) in the case of the Series A and any other class or series of Voting Parity Stock bearing non-cumulative dividends, equal to at least six quarterly dividends (whether or not consecutive) or (ii) in the case of any class or series of Voting Parity Stock bearing cumulative dividends, in an aggregate amount equal to full dividends for at least six quarterly dividend periods or their equivalent (whether or not consecutive) (a "Nonpayment Event"), the number of directors then constituting the Board of Directors shall automatically be increased by two and the holders of Series A, together with the holders of any outstanding shares of Voting Parity Stock, voting as a single class, shall be entitled to elect the two additional directors (the "Preferred Stock Directors"), provided that it shall be a qualification for election for any such Preferred Stock Director that the election of such director shall not cause the Corporation to violate the corporate governance requirement of the New York Stock Exchange (or any other securities exchange or other trading facility on which securities of the Corporation may then be listed or traded) that listed or traded companies must have a majority of independent directors and provided further that the Board of Directors shall at no time include more than two Preferred Stock Directors (including, for purposes of this limitation, all directors that the holders of any series of Voting Parity Stock are entitled to elect pursuant to like voting rights).

        In the event that the holders of Series A and such other holders of Voting Parity Stock shall be entitled to vote for the election of the Preferred Stock Directors following a Nonpayment Event, such directors shall be initially elected following such Nonpayment Event only at a special meeting called at the request of the holders of record of at least 20% of the Series A and each other series of Voting Parity Stock then outstanding (unless such request for a special meeting is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders of the Corporation, in which event such election shall be held only at such next annual or special meeting of shareholders), and at each subsequent annual meeting of shareholders of the Corporation. Such request to call a special meeting for the initial election of the Preferred Stock Directors after a Nonpayment Event shall be made by written notice, signed by the requisite holders of Series A or Voting Parity Stock, and delivered to the Secretary of the Corporation in such manner as provided for in Section 8 below, or as may otherwise be required by applicable law. If the Secretary of the Corporation fails to call a special meeting for the election of the Preferred Stock Directors within 20 days of receiving proper notice, any holder of Series A may call such a meeting at the Corporation's expense solely for the election of the Preferred Stock Directors, and for this purpose only such Series A holder shall have access to the Corporation's stock ledger.

        When dividends have been paid in full on the Series A and any and all series of non-cumulative Voting Parity Stock (other than the Series A) for Dividend Periods, whether or not consecutive, equivalent to at least one year after a Nonpayment Event and all dividends on any cumulative Voting Parity Stock have been paid in full, then the right of the holders of Series A to elect the Preferred Stock Directors shall cease (but subject always to revesting of such voting rights in the case of any future Nonpayment Event), and, if and when any rights of holders of Series A and Voting Parity Stock to elect the Preferred Stock Directors shall have ceased, the terms of office of all the Preferred Stock Directors shall forthwith terminate and the number of directors constituting the Board of Directors shall automatically be reduced accordingly.

        Any Preferred Stock Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of Series A and Voting Parity Stock, when they have the voting rights described above (voting together as a single class). The Preferred Stock Directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders if such office shall not have previously terminated as below provided. In case any vacancy shall occur among the Preferred Stock Directors, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the shareholders upon the nomination of the then remaining Preferred Stock Director or, if no Preferred Stock Director remains in office, by the vote of the holders of record of a majority of the outstanding shares of Series A and such Voting Parity Stock for which dividends have not been paid, voting as a single class. The Preferred Stock Directors shall each be entitled to one vote per director on any matter that shall come before the Board of Directors for a vote.

        (c)    Other Voting Rights.    So long as any shares of Series A are outstanding, in addition to any other vote or consent of shareholders required by law or by the Articles of Organization, the vote or consent of the holders of at least a majority of the shares of Series A at the time outstanding and entitled to vote thereon, voting separately as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

          (i)    Authorization of Senior Stock.    Any amendment, alteration or repeal of any provision of the Articles of Organization or Bylaws to authorize or create, or increase the authorized amount of, any shares of any class or series of capital stock of the Corporation ranking senior to the Series A with respect to either the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

          (ii)    Amendment of Series A.    Any amendment, alteration or repeal of any provision of the Articles of Organization or Bylaws so as to adversely affect the special rights, preferences, privileges or voting powers of the Series A; provided, however, that any amendment of the Articles of Organization to authorize or create or to increase the authorized amount of any Junior Stock or any class or series or any securities convertible into shares of any class or series of Dividend Parity Stock or other series of Preferred Stock ranking equally with the Series A with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers of the Series A; or

          (iii)    Share Exchanges, Reclassifications, Mergers and Consolidations.    Any consummation of a binding share exchange or reclassification involving the Series A, or of a merger or consolidation of the Corporation with another corporation or other entity, or any merger or consolidation of the Corporation with or into any entity other than a corporation unless in each case (x) the shares of Series A remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting corporation, are converted into or exchanged for preference securities of the surviving or resulting corporation or a corporation controlling such corporation, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof as would not require a vote of the holders of the Preferred Stock pursuant to clauses (i) or (ii) above if such change were effected by an amendment of the Articles of Organization.

        If any amendment, alteration, repeal, share exchange, reclassification, merger or consolidation specified in this Section 6(c) would adversely affect the Series A and one or more but not all other series of Preferred Stock, then only the Series A and such series of Preferred Stock as are adversely affected by and entitled to vote on the matter shall vote on the matter together as a single class (in lieu of all other series of Preferred Stock).

        (d)    Changes for Clarification.    Without the consent of the holders of Series A, so long as such action does not adversely affect the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series A, the Corporation may amend, alter, supplement or repeal any terms of the Series A:

          (i)    to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designation that may be defective or inconsistent; or

          (ii)   to make any provision with respect to matters or questions arising with respect to the Series A that is not inconsistent with the provisions of this Certificate of Designation.

        (e)    Changes after Provision for Redemption.    No vote or consent of the holders of Series A shall be required pursuant to Section 6(b) or (c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series A shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been set aside for such redemption, in each case pursuant to Section 5 above.

        (f)    Procedures for Voting and Consents.    The rules and procedures for calling and conducting any meeting of the holders of Series A (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Organization, the Bylaws, applicable law and any national securities exchange or other trading facility on which the Series A is listed or traded at the time. Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of Series A and any Voting Parity Stock has been cast or given on any matter on which the holders of shares of Series A are entitled to vote shall be determined by the Corporation by reference to the specified liquidation amounts of the shares voted or covered by the consent.

        For purposes of determining the voting rights of the holders of Series A under this Section 6, each holder will be entitled to one vote for each $100,000 of liquidation preference to which his or her shares are entitled. Holders of shares of Series A will be entitled to one vote for each such share of Series A held by them.

        Section 7.    Record Holders.    To the fullest extent permitted by applicable law, the Corporation and the transfer agent for the Series A may deem and treat the record holder of any share of Series A as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

        Section 8.    Notices.    All notices or communications in respect of the Series A shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designation, in the Articles of Organization or Bylaws or by applicable law.

        Section 9.    No Preemptive Rights.    No share of Series A shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

        Section 10.    Other Rights.    The shares of Series A shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Organization or as provided by applicable law.

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  Exhibit 3.1
RESTATED ARTICLES OF ORGANIZATION OF REGISTRANT, AS AMENDED
RESTATED ARTICLES OF ORGANIZATION General Laws, Chapter 156B, Section 74
THE COMMONWEALTH OF MASSACHUSETTS ARTICLES OF AMENDMENT (General Laws, Chapter 156B, Section 72)
THE COMMONWEALTH OF MASSACHUSETTS ARTICLES OF AMENDMENT (General Laws, Chapter 156B, Section 72)
"Liability of Directors
Continuation Sheet 2A
Amendment #2
THE COMMONWEALTH OF MASSACHUSETTS ARTICLES OF AMENDMENT (General Laws, Chapter 156B, Section 72)
  Exhibit A
The Commonwealth of Massachusetts William Francis Galvin Secretary of the Commonwealth One Ashburton Place, Boston, Massachusetts 02108-1512
  EXHIBIT A
CERTIFICATE OF DESIGNATION OF NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A OF STATE STREET CORPORATION